SPECIMEN SPECIMEN SPECIMEN

NUMBER
1234567

COMMON STOCK

SHARES
99,999

COMMON STOCK
CUSIP 984015206

Xenetic
BIOSCIENCES

INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT ***Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND***
Shareholder Name 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 3XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Reg descript if applicable

is the Owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
XENETIC BIOSCIENCES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: July 11, 2016

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE SPECIMEN

CORPORATE SEAL

SPECIMEN
CFO

PRESIDENT

B 71448

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors Act

____
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[ ] ______________________________

____
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

______________________________ *Shares*

of the Capital Stock represented by this Certificate and hereby irrevocably constitutes and appoints

______________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.